Subsequent events	3 Months Ended
Mar. 31, 2024
Subsequent events
Subsequent events

17. Subsequent events

In April 2024, the Company entered into a co-development and licensing agreement with The University of Texas MD Anderson Cancer Center (MD Anderson) for the development of novel mRNA-based cancer vaccines. The collaboration creates strong synergies between CureVac’s unique end-to-end capabilities for cancer antigen discovery, mRNA design, and manufacturing and MD Anderson’s expertise in cancer antigen discovery and validation, translational drug development, and clinical research. The collaboration will focus on the development of differentiated cancer vaccine candidates in selected hematological and solid tumor indications with high unmet medical need. Both parties will contribute to the identification of differentiated cancer antigens based on whole genome sequencing, combined with long- and short-read RNA sequencing and cutting-edge bioinformatics followed by joint preclinical validation of the highest-quality cancer antigens and selection of the most promising clinical-lead candidates for conducting initial Phase 1/2 studies in appropriate clinical indications.

In April 2024, the Company announced the start of the Phase 1 part of a combined Phase 1/2 study of an investigational influenza A (H5N1) pre-pandemic vaccine candidate developed in collaboration with GSK. The H5N1 avian influenza virus is considered a potential future pandemic threat, able to cross species from its original bird host to humans. The monovalent vaccine candidate is based on CureVac’s proprietary second-generation mRNA backbone and encodes an influenza A H5-antigen. Avian influenza represents latest program progressing to clinical trials under broad infectious disease collaboration agreement with GSK. This event triggered a further development milestone and CureVac has invoiced an amount of EUR 5,000k to GSK.